                                                                   EXHIBIT 10.27


                                 MONUMENT HILL
                             GENERAL WARRANTY DEED

THE STATE OF TEXAS *

                   *     KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF FAYETTE  *

     That HOBBS & CURRY FAMILY LIMITED PARTNERSHIP, an Arkansas limited partnership of 200 North Greenwood Avenue, P.O. Box 126, Fort Smith, Arkansas 72902, for Ten Dollars ($10.00) and other valuable consideration to the undersigned paid by the grantees herein named, the receipt of which is hereby acknowledged, have GRANTED, SOLD AND CONVEYED, and by these presents do GRANT, SELL AND CONVEY unto SUMMIT CARE TEXAS, L. P., a Texas Limited Partnership, of the City of Burbank, State of California, all the interest in and to the following described real property in Fayette County Texas, to-wit:

          Legal Description attached as Exhibit "A"

     THIS conveyance is made and accepted, SUBJECT TO, any and all covenants, conditions, restrictions, easements, and/or reservations which may appear of record in said County Clerk's Office of Fayette County, Texas, affecting the herein described property.

     Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells, and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and to hold it to Grantee, Grantee's heirs, executors, administrators, successors, or assigns forever. Grantor hereby binds Grantor and Grantor's heirs, executors, administrators, and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

     When the context requires, singular nouns and pronouns include the plural.

     EXECUTED 11th day of September, 1997.

                    HOBBS & CURRY FAMILY LIMITED PARTNERSHIP

                    /s/ C. David Curry
                    --------------------------------------------------------
                    C. David Curry, General Partner


AFTER RECORDING RETURN TO:

SUMMIT CARE TEXAS, L.P.
2600 W. MAGNOLIA BLVD.
BURBANK, CA 91505

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF ARKANSAS

COUNTY OF SEBASTIAN

     On this the 11/th/ day of September 1997, before me, the undersigned officer, personally appeared C. David Curry, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In Witness Whereof I hereunto set my hand and official seal.

                                   /s/ Shirley A. Wolfe
                                   -----------------------------
                                       Notary Public

My Commission expires:

November 1, 2000

                                  EXHIBIT "A"

Legal Description
LaGrange, Texas

All that certain tract or parcel of land containing 3.398 acres situated in the David Berry League, A-15, in Fayette County, Texas, and being a part of that tract described as 38.362 acres in a deed from Bill D. Nolen, et ux, to Oak Manor, Inc., dated February 25, 1986, and recorded in Volume 713, Page 594, of the Deed Records of Fayette County, Texas, said 3.398 acre tract also being more particularly described by metes and bounds as follows:


BEGINNING at an iron set at the intersection of the West right-of-way line of U.S. Highway 77 and the North right-of-way line of State Spur Highway 92 for the Southeast corner of the tract herein described, and the Place of Beginning;

THENCE along the North right-of-way line of said Spur 92 with a curve to the left (Curve Data: Radius = 1,472.40 feet; Delta = 15(degrees) 10' 24" left; and Chord = North 68(degrees) 10' 14" West, 388.79 feet) an arc distance of 389.93 feet to an iron set for the Southwest corner of the tract herein described;

THENCE North 21(degrees) 24' OO" East, departing said right-of-way line, 241.66 feet to an iron set for the most Westerly Northwest corner of the tract herein described;

THENCE North 69(degrees) 43' 17" East, 221.98 feet to an iron set for an angle point in the North line of the tract herein described;

THENCE South 70(degrees) 16' 00" East, 120.00 feet to an iron set for an angle point in the North line of the tract herein described;

THENCE South 28(degrees) 17' 52" East, 236.69 feet to an iron set in the West right-of-way line of U. S. Highway 77 for the Northeast corner of the tract herein described;

THENCE along said right-of-way line with a curve to the left (Curve Data: Radius = 518.33 feet; Delta = 07(degrees) 44' 37" left; and Chord = South 29(degrees) 14' 19" West, 70.00 feet) an arc distance of 70.05 feet to an iron set for the P.T. of said curve;

THENCE South 25(degrees) 22' 00" West, 9.80 feet along said West right-of-way line to an iron set for an angle point in same;

THENCE South 26(degrees) 12' 00" West, 72.30 feet along said West right-of-way line to an iron set for another angle point;

THENCE South 55(degrees) 12' 00" West, 110.00 feet along said right-of-way line to the Place of Beginning and containing 3.398 acres of land.

SUBJECT TO an undivided 1/2 royalty (being equal to not less than an undivided 1/16) of all this oil, gas and other minerals as fully described in that deed from Robert E. Lucey, Roman Catholic Archbishop of San Antonio, to Frisch Aufi Inc., dated February 25, 1965, recorded in Volume 369, Pages 468-474, Deed Records of Fayette County, Texas.

THENCE along said right-of-way line with a curve to the left (Curve Data: Radius = 518.33 feet; Delta = 07(degrees) 44' 37" left: and Chord = South 29(degrees) 14' 19" West, 70.00 feet) an arc distance of 70.05, feet to an iron set for the P.T. of said curve;

THENCE South 25(degrees) 22' 00" West, 9.80 feet along said West right-of-way line to an iron set for an angle point in same;

THENCE South 26(degrees) 12' 00" West, 72.30 feet along said West right-of-way line to an iron set for another angle point;

THENCE South 55(degrees) 12' 00" West, 110.00 feet along said right-of-way line to the Place of Beginning and containing 3.398 acres of land.

SUBJECT TO an undivided 1/2 royalty (being equal to not less than an undivided 1/16) of all the oil, gas and other minerals as fully described in that deed from Robert E. Lucey, Roman Catholic Archbishop of San Antonio, to Frisch Aufi Inc., dated February 25, 1965, recorded in Volume 369, Pages 468-474, Deed Records of Fayette County, Texas.

SUBJECT TO that general utility easement reserved to Frisch Aufi Inc. in its deed to Richard G. Cernosek, January 31, 1969, recorded in Volume 407, Page 170, Deed Records of Fayette County, Texas.

SUBJECT TO building restrictions as shown in deed from Frisch Aufi Inc. to Richard G. Cernosek, dated January 31, 1969, recorded in Volume 407, Page 170, Deed Records of Fayette County, Texas.

SUBJECT TO that reservation unto Bill D. Nolen, D.O., et ux, of an undivided one-half (1/2) of the oil, gas and minerals, and an undivided one-half (1/2) of the royalties payable thereon, as more fully set forth in that deed from Bill D. Nolen, D.O., et ux, to Oak Manor, Inc., dated February 25, 1986, as recorded in Volume 713, Page 594, of the Deed Records of Fayette County, Texas.

                                 BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

     That HOBBS & CURRY FAMILY LIMITED PARTNERSHIP, for and in consideration of Ten Dollars (10.00) and other good and valuable consideration to it in hand paid by SUMMIT CARE TEXAS, L.P., the receipt of which is hereby acknowledged, does hereby bargain, sell, convey, assign, transfer and deliver unto SUMMIT CARE CORPORATION, its successors and assigns, all the furniture, furnishings, fixtures, and equipment located in, on or about the premises of the nursing home, known as Monument Hill Nursing Center, located at 100 Spur & 100 Spur 92, LaGrange, Fayette County, Texas.

     TO HAVE AND TO HOLD the said goods unto the said SUMMIT CARE CORPORATION, its successors and assigns to its use forever.

     AND HOBBS & CURRY FAMILY LIMITED PARTNERSHIP, hereby covenants with the grantee that it is the lawful owner of the said goods and chattels; that they are free from all encumbrances; that it has the right to sell the same as aforesaid; that it will warrant and defend the same against the lawful claims and demands of all persons.

     IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale this 11/th/ day of September, 1997.

                    HOBBS & CURRY FAMILY LIMITED PARTNERSHIP

                    /s/ C. David Curry
                    ----------------------------------------
                    C. David Curry, General Partner

                             NON-FOREIGN AFFIDAVIT

     BEFORE ME, the undersigned, came in person, C. David Curry, Managing General Partner of Hobbs & Curry Family Limited Partnership, an Arkansas limited partnership (the "Seller"), who on oath and under penalty of perjury affirms and says that:

     The Seller is the owner of a fee simple interest in the property described on Exhibit "A" attached hereto and by this reference made a part hereof; and

     The Seller's taxpayer identification number (federal employer identification number) is 71-0765774; and

     Neither the Seller nor any of its officers is a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code of the regulations promulgated thereunder); and

     The principal place of business of the Seller is 200 North Greenwood Avenue, P.O. Box 126, Fort Smith, Arkansas 72902, and

     That the undersigned is fully authorized and qualified to make this Affidavit on behalf of the Seller; and

     That the undersigned understands that this affidavit may be disclosed to the Internal Revenue Service and that any false statement made herein is subject to punishment by fine, imprisonment, or both.

     Executed as of this 11/th/ day of September, 1997.

                         /s/ C. David Curry,
                         ----------------------------------------
                         C. David Curry, Managing General Partner
                         Hobbs & Curry Family Limited Partnership

Sworn to and subscribed before me this 11th day of September, 1997.

                                /s/ Shirley A. Wolfe
                                --------------------------------
                                   Notary Public

My Commission Expires: November 1, 2000

                    MANAGING GENERAL PARTNER'S CERTIFICATE

     The undersigned, as Managing General Partner of Hobbs & Curry Family Limited Partnership (the "Partnership"), does hereby certify that attached hereto is a true and correct copy of the Unanimous Written Consent Action of the General Partners of Hobbs & Curry Family Limited Partnership adopted by the General Partners of the Partnership as of June 23,1997.

                              /s/ C. David Curry
                              -------------------------------------------
                              C.  David Curry
                              Managing General Partner,
                              Hobbs & Curry Family Limited Partnership


                              Dated:  September 11, 1997

                           CERTIFICATE OF AUTHORITY
                                      OF
                               GENERAL PARTNERS
                                      OF
                   HOBBS & CURRY FAMILY LIMITED PARTNERSHIP

     The undersigned, being all of the general partners of HOBBS & CURRY FAMILY LIMITED PARTNERSHIP, an Arkansas Limited partnership, hereby certify the following:

     THAT Hobbs & Curry Family Limited Partnership is an Arkansas Limited partnership, registered as a foreign limited partnership in the State of Texas;

     THAT the specific purposes of the Partnership is the buying, selling, owning, operating, managing, leasing, and investing and reinvesting in, real and personal property of all kinds and nature, to engage in all activities related thereto, and to consolidate the ownership and management of Partnership Properties;

     THAT the General Partners, by majority vote, shall have full, exclusive and complete discretion to manage and control, and shall make all decisions affecting the Partnership business. The General Partners, by majority vote, shall have full authority to take any action necessary for the day to day management of the Partnership;

     THAT any action of the General Partners by "majority vote" means a vote of a majority of the number of General Partners;

     THAT Limited Partners do not have the right and are not allowed to take part in the management or control of the Partnership, or to sign for or to bind the Partnership, and that such power is vested solely and exclusively in the General Partners;

     THAT C. David Curry has been elected Managing General Partner by majority vote of the General Partners.

     IN WITNESS WHEREOF, the General Partners of the Partnership have executed this Certificate of Authority as of the 11/th/ day of September 1997.

                           GENERAL PARTNERS:

                           /s/ C. David Curry
                           -----------------------------------
                               C. David Curry

                           /s/ Janice H. Powell
                           -----------------------------------
                               Janice H. Powell

                           /s/ Cheryl Lynn Curry Weidman
                           -----------------------------------
                               Cheryl Lynn Curry Weidman

                       UNANIMOUS WRITTEN CONSENT ACTION
                            OF THE GENERAL PARTNERS
                                      OF
                   HOBBS & CURRY FAMILY LIMITED PARTNERSHIP

     The undersigned, being all of the general partners of HOBBS & CURRY FAMILY LIMITED PARTNERSHIP, an Arkansas Limited partnership (the "Partnership"), hereby consent to and take the following actions and adopt the following resolutions on behalf of the Partnership pursuant to the terms of the Partnership Agreement:

     WHEREAS, the general Partners of the Partnership have agreed to sell all of its right, title and interest in and to that certain real estate located at 100 Spur & 100 Spur 92, LaGrange, Fayette County, Texas, known as Monument Hill Nursing Center, (the "Property"), to Summit Care Corporation, pursuant to the terms of that General Warranty Deed and Bill of Sale, and various other documents, copies of each of which have been provided to each of the general partners and

     WHEREAS, the General Partners of the Partnership will accept the purchase price of $1,871,170.20 as set forth in the Option Agreement dated October 20, 1986, as amended, August 1, 1988, which purchase price shall be paid in cash at the closing of the sale of the Property.

     NOW, THEREFORE, BE IT RESOLVED, that the agreements and transactions set forth above and any and all documents, exhibits and transactions contemplated thereby, having been read, are hereby approved by the General Partners on behalf of the Partnership and adopted and C. David Curry, as Managing General Partner of the Partnership, is hereby authorized and directed to execute and deliver such agreements, and the other General Partners are each hereby authorized to attest (if necessary) Mr. Curry's signature on such agreements, including, but not limited to that certain Warranty Deed and any other documents related to the sale of the Property, in the name of and on behalf of the Partnership, subject to such changes, insertions or omissions as the General Partners executing the same shall deem necessary or appropriate and to take any and all further actions and to execute, acknowledge, seal and file any and all instruments and documents deemed necessary or proper in connection therewith to effect the transactions or changes contemplated thereby;

     FURTHER RESOLVED, that Mr. Curry, and if necessary, the other General Partners of the Partnership are hereby authorized to take such further actions as are deemed necessary or appropriate by any of them to carry out the terms of the foregoing resolutions, including, without limitation, the execution of such other instruments and documents that such General Partners deem necessary or appropriate, all upon such terms and conditions as such General Partners deem necessary or appropriate; and

     FURTHER RESOLVED, that the Managing General Partner of the Partnership is hereby directed to file a copy of this Written Consent Action with the minutes of the proceedings of the Partnership.

     This Written Consent Action may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same Written Consent Action.

     IN WITNESS WHEREOF, the General Partners of the Partnership have executed this Written Consent Action as of the 11/th/ day of September, 1997.

                           GENERAL PARTNERS:

                           /s/ C. David Curry
                           -----------------------------------
                               C. David Curry

                           /s/ Janice H. Powell
                           -----------------------------------
                               Janice H. Powell

                           /s/ Cheryl Lynn Curry Weidman
                           -----------------------------------
                               Cheryl Lynn Curry Weidman

                              ASSIGNMENT OF LEASE
                              -------------------
                                      AND
                                      ---
                                OPTION AGREEMENT
                                ----------------

     This Assignment of Lease and Option Agreement is entered into as of the first day of September, 1997, by and between Summit Care Corporation, a California corporation ("SCC") and Summit Care Texas, L.P., a Texas limited partnership ("SCTLP"), with respect to the following facts:

                                   RECITALS
                                   --------

     1. SCC is the lessee of Monument Hill Nursing Center, in La Grange, Texas, more particularly described on Exhibit "A" hereto (the "Property"), pursuant to a Consent to Assignment of Leasehold Estate, dated August 15, 1994, recorded in Volume 906, Page 645, Deed Records of Fayette County, Texas, whereby SCC assumed the rights and obligations under that certain Lease Agreement for the Property, dated October 20, 1986, ("Lease").

     2. Pursuant to that certain Assignment of Lease with Option to Purchase dated September 30, 1994, recorded in Volume 906, Page 628, Deed Records of Fayette County, Texas, SCC has also succeeded to the rights and title of the "Optionee" under that certain Option Agreement for the Property, dated October 20, 1986 ("Option").



                                   AGREEMENT
                                   ---------

     1. SCC hereby assigns all of its right, title and interest in and to the Lease and the Option to SCTLP.

     2. SCTLP hereby agrees to assume and perform all of the terms, covenants and conditions of the Lease and the Option, each as originally written and amended.

     3. Hobbs & Curry Family Limited Partnership, as successor-in-interest to Lloyd Hobbs, hereby consents to the assignment of the Lease and Options to the Property to SCTLP.

     WITNESS OUR HANDS this 11/th/ (__) day of September, 1997.

                              SUMMIT CARE CORPORATION

                              By:  /s/ David G. Schumacher, Jr.
                                   ------------------------------------
                                   David G. Schumacher, Jr.
                                   President

                              SUMMIT CARE TEXAS, L.P.,
                              a Texas Limited Partnership

                              By:  SUMMIT CARE TEXAS
                                   MANAGEMENT, INC.,
                                   a Texas Corporation and
                                   Sole General Partner

                              By:  /s/ John Farber
                                   ------------------------------------
                                   John Farber
                                   Vice President and Secretary


                              HOBBS & CURRY FAMILY LIMITED PARTNERSHIP a Texas Limited Partnership

                              By:  /s/ C. David Curry
                                   ------------------------------------

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

     On this the eleventh (11/th/) day of September, 1997, before me the undersigned officer, personally appeared David G. Schumacher, Jr., who acknowledged himself to be the President of Summit Care Corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the partnership, by himself as President.

     In Witness Whereof, I hereunto set my hand and official seal.

                                        /s/ Doris A. Spieker
                                        ------------------------------------
                                        Notary Public


My Commission Expires:

5-17-99                                        [STAMP APPEARS HERE]


STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

     On this the eighth (8/th/) day of September, 1997, before me the undersigned officer, personally appeared John Farber, who acknowledged himself to be the Vice-President and Secretary of Summit Care Texas Management, Inc., a Texas Corporation and Sole General Partner, and that he, as such Vice-President and Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the partnership by himself as Vice-President and Secretary.

     In Witness Whereof, I hereunto set my hand and official seal.

                                        /s/ Doris A. Spieker
                                        -----------------------------------
                                        Notary Public

My Commission Expires:

5-17-99                                        [STAMP APPEARS HERE]

STATE OF ARKANSAS

COUNTY OF SEBASTIAN

     On this the Eleventh (11/th) day of September, 1997, before me undersigned officer, personally appeared ____________________, who acknowledged himself to be the General Partner of Hobbs & Curry Family Limited Partnership, that he, as such General Partner, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the partnership by himself as General Partner.


     In Witness Whereof, I hereunto set my hand and official seal.


                              /s/ Shirley A. Wolfe
                              ----------------------------------
                              Notary Public

My Commission Expires:

  November 1, 2000
--------------------------

                                TAX CERTIFICATE

This certificate issued by FAYETTE COUNTY APPRAISAL DISTRICT or the taxing entities: FAYETTE COUNTY (GFA)
                        ROAD & BRIDGE FUND (RFM)
                        LA GRANGE ISD (SLG)
Through 96 Tax Year     FAYETTE COUNTY WCID (WMH)

--------------------------------------------------------------------------------

Property ID: R47408                     Owner ID: 53627
Account Num: 40-0015-0631000-011        HOBBS & CURRY FAMILY LIMITED
??????? AUF ACRES, ACRES 3.398, COMM -  PARTNERSHIP
MONUMENT HILL NURSING CENTER            P 0 BOX 126
                                        FORT SMITH, AR  72902

--------------------------------------------------------------------------------

This document is to certify that after a careful check of the tax records of this office, the following current or delinquent taxes, penalties, and interest are due on the property for the taxing entities described above:

 ??tity   Year  Statement   Tax Due    Disc./P&I     Att. Fee       Total Due
                                                                    -----------

                Total Due on All Bills if Paid Before 10/01/97:          $0.00

                                       GFA Taxes Paid for 1996:      $1,615.33
                                       RFM Taxes Paid for 1996:      $1,410.00
                                       SLG Taxes Paid for 1996:     $17,546.96
                                       WMH Taxes Paid for 1996:      $7,650.72



                        *** End of Tax Certificate ***

--------------------------------------------------------------------------------

If applicable, the above described property is receiving special valuation based on its use. Additional rollback taxes which may become due based on the provisions of the special valuation are not indicated in this document.

This certificate does not clear abuse of granted exemptions as defined in
Section 11.43, Paragraph (i) of the Texas Property Tax Code.

--------------------------------------------------------------------------------

/s/Barbara Genzer RTA                                    Date of Issue: 09/03/97
----------------------------------
Signature of Authorized Officer of
Tax Office

Requested by BOTTS TITLE COMPANY
?? fee collected.

                        BUYERS ACCEPTANCE AND AFFIDAVIT

LEGAL DESCRIPTION:

      3.398 acres of land situated in the David Berry League, A-15 Fayette County, Texas.

Before me, the undersigned authority, personally appeared:

            SUMMIT CARE TEXAS, L.P., A TEXAS LIMITED PARTNERSHIP

Being the person(s) who subscribed hereto, under oath, deposes and states:

      THAT, undersigned acknowledges and certifies that, prior to final closing and disbursement of funds, the undersigned has been notified of and furnished with the following:

(XXX) Copy of Commitment for Title Insurance dated 08/15/97;
(XXX) Copy of instruments containing restrictions, if any;
(XXX) Copy of recorded easements, if any;
(XXX) Copy of additional exceptions to title, if any.

      THAT, in consideration of the issuance of an Owner's Policy of Title Insurance, as currently promulgated by the Texas Department of Insurance to the undersigned, issued in the amount of $150,000.00 and insuring the title to the property described in the attached Commitment for Title Insurance the undersigned acknowledges that said title policy will be subject to the standard printed terms, conditions and stipulations and the exceptions as stated in said Commitment for Title Insurance.

                                    SURVEY

( )   THAT, the undersigned acknowledges receipt of a copy of the survey of the
property dated          prepared by          and accepts same subject to any
encroachments and/or protrusions shown thereon and hereby agrees to save and hold harmless AMERICAN TITLE COMPANY OF HOUSTON, its underwriter and the Lender, from any and all costs, damages and expenses in any way arising from the existence of any encroachments, protrusions, easements, limitations and/or conditions, and does hereby release AMERICAN TITLE COMPANY OF HOUSTON, its underwriter and the Lender from any liabilities arising in any manner therefrom, including but not limited to, court costs and attorneys fees.

(XX) THAT, the undersigned acknowledges that NO survey of the subject property was furnished in this transaction and the undersigned accepts\02

                    RIGHTS OF PARTIES IN POSSESSION WAIVER

    THAT, the undersigned waives an inspection of the subject property by AMERICAN TITLE COMPANY OF HOUSTON, its agents and/or employees, and accepts the Owner Policy of Title Insurance SUBJECT TO RIGHTS OF PARTIES IN POSSESSION; and undersigned has inspected the subject property and has made satisfactory arrangements to obtain possession.

                            ACCEPTANCE OF PROPERTY

    THAT, the undersigned has inspected said property personally and/or through professionals which the undersigned has selected. The results of the inspections are satisfactory and the undersigned accepts the property in its "AS IS" condition. All repairs required to be made under the terms of the Earnest Money Contract have been satisfactorily completed.

    THAT, the undersigned acknowledges that the Real Estate Agents and/or Brokers, Lenders, and AMERICAN TITLE COMPANY OF HOUSTON, and its underwriter have not made any warranties or representations as to the condition of the subject property, and accordingly, the undersigned releases and holds them harmless from and all liability in regard to the same.

    Notwithstanding anything to the contrary contained in the Earnest Money Contract, Buyer hereby specifically waives any right to object to matters disclosed in the title commitment, survey plat, and any other matter to which Buyer may have a right to object as provided in the Earnest Money Contract applicable to this transaction.


/s/ John Farber
------------------------------------       ------------------------------------
SUMMIT CARE TEXAS, L.P., A TEXAS
LIMITED PARTNERSHIP
BY:  John Farber, Secretary
     -------------------------------


------------------------------------       ------------------------------------


  SWORN AND SUBSCRIBED BEFORE ME ON THIS 15th DAY OF SEPTEMBER, l997, BY SUMMIT CARE TEXAS, L.P., A TEXAS LIMITED PARTNERSHIP BY John Farber, its Secretary

                                         /s/ Doris A. Spieker
                                      ----------------------------------------
                                      NOTARY PUBLIC, STATE OF CALIFORNIA
[LOGO]                                DORIS A. SPIEKER
                                      ----------------------------------------
                                      NOTARY'S PRINTED NAME
                                      COMMISSION EXPIRES: 5/17/99

                    AGREEMENT ON ADJUSTMENTS OF PRORATIONS

                               AND PAYOFFS, AND

                     DISBURSEMENT AUTHORIZATION STATEMENT

BUYER AND SELLER OR BORROWER HEREBY ACKNOWLEDGE THAT THE INFORMATION USED TO PREPARE THE CLOSING STATEMENT IN THIS TRANSACTION WAS ASSEMBLED BY AMERICAN TITLE COMPANY OF HOUSTON FROM THIRD PARTY SOURCE OR ARE ESTIMATES BASED ON THE BEST INFORMATION AVAILABLE. AMERICAN TITLE COMPANY OF HOUSTON DOES NOT MAKE ANY REPRESENTATIONS AND HAS NO RESPONSIBILITY OR LIABILITY CONCERNING THE ACCURACY OR COMPLETENESS OF THIS INFORMATION.

BUYER AND SELLER OR BORROWER UNDERSTAND AND ACKNOWLEDGE THAT TAX AND INSURANCE PRORATIONS AND RESERVES ARE BASED ON ESTIMATED FIGURES. IN THE EVENT THE ESTIMATED FIGURES USED FOR ANY CALCULATION PROVES TO HAVE BEEN INACCURATE, BUYER AND SELLER AGREE THAT AMERICAN TITLE COMPANY OF HOUSTON HAS NO LIABILITY OR OBLIGATION TO CORRECT ANY DISCREPANCIES THAT MAY RESULT. FURTHER BUYER AND SELLER AGREE THAT THE RESOLUTION OF ANY DISCREPANCIES MUST BE SETTLED DIRECTLY BETWEEN THEMSELVES.

SELLER OR BORROWER ACKNOWLEDGE THAT LOAN PAYOFF INFORMATION WAS SUPPLIED BY THE NOTE HOLDER. IN THE EVENT THE AMOUNT OF SUCH PAYOFF FURNISHED TO AMERICAN TITLE COMPANY OF HOUSTON IS INCORRECT OR INCORRECTLY CALCULATED, SELLER OR BORROWER AGREE TO PAY SUCH LOAN IN FULL WITHIN 24 HOURS AFTER BEING ADVISED OF THE REQUIRED AMOUNT BY AMERICAN TITLE COMPANY OF HOUSTON OR THE HOLDER OF THE NOTE.

BUYER AGREES THAT ANY ADJUSTMENTS IN THE AMOUNT OF TAXES PAID BY BUYER TO BUYER'S LENDER, OR HELD IN ESCROW BY BUYER'S LENDER FOR PAYMENTS OF TAXES WILL BE ADJUSTED BETWEEN BUYER AND SAID LENDER. SELLER AND AMERICAN TITLE COMPANY OF HOUSTON HAVE NO LIABILITY OR RESPONSIBILITY THEREOF.

BUYER AGREES THAT THE OWNERS TITLE POLICY WILL CONTAIN AN EXCEPTION TO TAXES DUE TO "SUBSEQUENT ASSESSMENTS FOR THE PRIOR YEARS DUE TO CHANGE IN LAND USAGE OR OWNERSHIP". IN THE EVENT THAT SOME OR ALL OF THE PROPERTY IS CURRENTLY SUBJECT TO REDUCED TAXATION DUE TO DESIGNATION AS "OPEN SPACE OR "AGRICULTURAL USE", OR IS CURRENTLY EXEMPT FROM TAXATION, AND SAID PROPERTY IS SUBSEQUENTLY ASSESSED FOR ROLL-BACK TAXES BECAUSE OF CHANGE IN LAND USE OR OWNERSHIP OF THE PROPERTY, BUYER AND SELLER AGREE THAT THEY WILL PAY ALL ROLLBACK TAXES ASSESSED AGAINST THE PROPERTY, FOR ALL PERIODS TO THE DATE HEREOF. THE BUYER AND SELLER WILL AGREE AMONG THEMSELVES REGARDING THEIR RESPECTIVE OBLIGATIONS AND AMERICAN TITLE COMPANY OF HOUSTON SHALL HAVE NO RESPONSIBILITY FOR RESOLUTION OF THEIR RESPECTIVE RIGHTS OR FOR PAYMENT OF THE ROLL-BACK TAXES.

BUYER AND SELLER OR BORROWER AGREE THAT IN THE EVENT THAT THE AMOUNT OF ESTIMATED TAXES FURNISHED TO THE TITLE COMPANY IS INACCURATE, THEY JOINTLY AND SEVERALLY AGREE TO PAY TO AMERICAN TITLE COMPANY OF HOUSTON OR THE APPROPRIATE TAXING AUTHORITIES THE AMOUNT REQUIRED TO PAY SUCH TAXES IN FULL, INCLUDING ALL PENALTY AND INTEREST WITHIN 10 DAYS OF BEING ADVISED OF SUCH REQUIRED AMOUNTS. BUYER AND SELLER OR BORROWER AGREE TO INDEMNIFY AMERICAN TITLE COMPANY OF HOUSTON FOR ALL COSTS RESULTING FROM UNPAID TAXES, INCLUDING COURT COSTS AND ATTORNEY'S FEES AND ALL EXPENSES RELATED THERETO.

BUYER AND SELLER OR BORROWER HEREBY AUTHORIZE AMERICAN TITLE COMPANY OF HOUSTON TO MAKE EXPENDITURES AND DISBURSEMENTS AS SHOWN ON THE CLOSING STATEMENT AND APPROVES THE SAME FOR PAYMENT. THE BUYER ALSO ACKNOWLEDGES THE RECEIPT OF LOAN FUNDS, IF APPLICABLE, IN AN AMOUNT SHOWN ON THE CLOSING STATEMENT.

AMERICAN TITLE COMPANY OF HOUSTON MAY SUPPLY A COPY OF THIS STATEMENT TO ANY REAL ESTATE AGENT OR LENDER INVOLVED IN THIS TRANSACTION, AND BUYER AND SELLER, ACKNOWLEDGE RECEIPT OF A COPY OF THIS STATEMENT.

THE PROVISIONS HEREOF SHALL SURVIVE THE CLOSING AND FUNDING OF THE TRANSACTION REFERRED TO HEREIN AND SHALL NOT BE MERGED THEREIN, SHALL BE BINDING UPON THE UNDERSIGNED, THEIR SUCCESSORS AND ASSIGNS, AND SHALL INSURE TO THE BENEFIT OF THE NAMED PARTIES, THEIR SUCCESSORS AND ASSIGNS.

EXECUTED ON THE 11th DAY OF SEPTEMBER, 1997.

SELLER:                             PURCHASER:

/s/ C. David Curry                  /s/ John Farber
-----------------------------       -------------------------------------
HOBBS & CURRY FAMILY                SUMMIT CARE TEXAS, L.P., A TEXAS
LIMITED PARTNERSHIP                 LIMITED PARTNERSHIP

--------------------------          -------------------------------------

                               OPTION AGREEMENT
                               ----------------

    For and in consideration of the sum of ten dollars cash in hand paid, receipt of which is hereby acknowledged and for other good and valuable considerations, LLOYD HOBBS, hereinafter called "Grantor", does hereby give and grant unto Robert Crone/South Texas Healthcare, Inc., 214 North 40th, McAllen, TX 78501, together with all improvements now or hereafter constructed upon the same, and including all personal property shown upon Exhibit "B" attached hereto, and in addition, any renewals, substitutions, replacements or additions thereto, which may be on the premises and belonging to Grantor at the time of the exercise of this Option,
To-Wit:

    Legal description attached hereto as exhibit "A".

    1. This Option may be exercised by Grantees at any time after one hundred Twenty (120) payments have been paid, provided all lease payments are current, conditioned upon the Grantees, their successors or assigns being in possession of the home at the time of exercise and upon the express condition and understanding that the Grantees herein have fully performed all of the terms and conditions contained in that certain Lease Agreement dated the 12th day of August, 1992, to be kept and performed by the Lessees therein and more particularly are current in the payment of all sums due under the terms of said Lease Agreement. If at any time, the above Lease shall be terminated, this Option will immediately become null and void. This Option may be exercised by means of Grantee giving written notice by certified mail, return receipt requested, of such election to Lessor, Lloyd Hobbs, Box 126, Fort Smith, AR 72902 or at such other place as may be directed in writing, accompanied by $10,000.00 earnest money deposit. The earnest money deposit will be applied on the purchase price if purchase is concluded.

    2. The price for the assets to be sold shall be Two Million Four Hundred Thousand Dollars ($2,400,000.00). The purchase price is payable in cash unless a financing arrangement is worked out at the time of purchase with Seller.

    The purchase price herein stated shall include the personal property consisting of furniture, furnishings, fixtures and equipment located on said premises as of the date of beginning of this Lease, and such as may thereafter be placed upon the premises by way of substitution for or addition to such furniture, furnishings, fixtures and equipment, less any furniture and equipment removed for replacement during the Lease term by Lessor or Lessee.

    3. Upon receipt of notice of intent to exercise this Option, Grantor shall promptly furnish to Grantees, a Warranty Deed, subject only to recorded easements, rights-of-way, mineral interests and etc. Recorded easements and restrictions shall not be deemed to impair title.

    4. Closing shall be at a time and place mutually agreeable. In the absence of agreement, Grantor may obligate Grantees to perform by giving written notice that he is ready, willing and able to execute the Deed and Bill of Sale. Grantees shall have ten (10) business days to execute the instruments required to consummate this transaction, and to pay the purchase price. If purchase price is not tendered or other arrangements made within the ten-day period, the option will be null and void and the $10,000.00 earnest money deposit will be considered liquidated damages and the Lease will continue in force, except no option will be in force and effect. Grantees shall designate some place in Fort Smith, Arkansas at which they will appear prepared to perform, and Grantor shall have ten (10) business days after receipt of such demand in which to execute and deliver the documents required by this Option. If Grantor fails, neglects or refuses to perform, Grantees shall have the right to seek specific performance of this Option.

    5. This Option may not be assigned by Grantees without the written consent of the Grantor, which consent will not be unreasonably withheld.

    Notices required or permitted by this Option may be given to Grantor by certified mail, return receipt requested, addressed to Lloyd Hobbs, P.O. Box 126, Fort Smith, Arkansas 72902 and to Grantees by certified mail, return receipt requested, to Robert Crone/South Texas Healthcare, Inc., 213 North 40th McAllen, TX 78501. Either party may change the person to whom or the place to which notice is to be given by written request.

    This Agreement shall be binding upon the heirs, legal representatives, successors and assigns Of the parties hereto

Dated this 12th day of August, 1992.

                                       /s/ Lloyd Hobbs
                                       ---------------------------------
                                       Lloyd Hobbs, Grantor

                                       ROBERT CRONE/SOUTH TEXAS
                                         HEALTHCARE, INC.

                                       /s/ Robert Crone
                                       ---------------------------------
                                       Robert Crone, President - Grantee

                                                    Certified Copy
                                                    Botts Title Co.
Monument Hill                                       /s/ Kim Sella
-------------                                    By ------------------------

                                                    FA 94-024
                                                    AMERICAN TITLE COMPANY
                                                    OF 307857.R
                                                       --------
                                                    CLOSER UK 280
                                                           ------


                                   94- 8198

                  ASSIGNMENT OF LEASE WITH OPTION TO PURCHASE
                  -------------------------------------------

     This Agreement is made this 30th day of September, 1994, by and between LEONARD MAY and CATHERINE MAY, hereinafter called "Assignor", and Summit Care Corporation, hereinafter called "Assignee".

                                   Recitals

     A. LLOYD HOBBS, as Lessor, and LESLIE J. GREIVE and DELORES GREIVE as Lessee, executed a lease (the "Lease") on October 20, 1986, which lease was assigned to LEONARD MAY and CATHERINE MAY by Assignment dated September 1, 1988. By the terms of the Lease and Assignment, [a copy of which Lease is attached hereto as Exhibit 1], upon the property therein described ("Property") was leased to Assignor as Lessee for a term of fifteen (15) years commencing on September 15, 1987, and ending on September 14, 2002, and an option to purchase the Property (the "Option to Purchase") on the terms set forth in Option Agreement [copy of which is attached hereto as Exhibit 2].

     B. Assignor now desires to assign the Lease and the Option to Purchase to Assignee, and Assignee desires to accept the assignment thereof.

     THEREFORE, Assignor and Assignee agree as follows:

                                  Assignment

     For value received, receipt of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee all of its right, title and interest in and to the Lease and the Option to Purchase hereinbefore described, and Assignee hereby agrees to and does accept the assignment, and Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations required to be kept, performed, and fulfilled by Assignor as Lessee thereunder, including the making of all payments due to or payable on behalf of Lessor under said Lease when due and payable.

       Executed at Corpus Christi, Texas, on the day and year first above written.

                                        ASSIGNOR

                                        /s/ Leonard May
                                        -------------------------------------
                                        Leonard May

                                        /s/ Catherine May
                                        -------------------------------------
                                        Catherine May

                                    ASSIGNEE

                                    SUMMIT CARE CORPORATION


                                    By /s/ Derwin L. Williams
                                       -------------------------------------
                                       Derwin L. Williams
                                       -------------------------------------
                                       Its Vice President - Finance
                                          ----------------------------------

                                             VOL.  906 PAGE 631

                                ACKNOWLEDGEMENT


THE STATE OF TEXAS  *
                    *
COUNTY  OF  NUECES  *

       This instrument was acknowledged before me on September 30th, 1994, by Leonard May.

                                   /s/ Mary Ann Hernandez
[LOGO]                             -----------------------------------------
                                   Notary Public, State of Texas


THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *


       This instrument was acknowledged before me on September 30th, 1994, by Catherine May.

                                   /s/ Mary Ann Hernandez
[LOGO]                             -----------------------------------------
                                   Notary Public, State of Texas


THE STATE OF TEXAS  *
                    *
COUNTY OF NUECES    *


       This instrument was acknowledged before me on September 30th, 1994, by DERWIN L. WILLIAMS, VICE PRES FINANCE of Summit Care Corporation, a California corporation, on behalf of said corporation.

                                   Wanda Keller
[LOGO]                             -----------------------------------------
                                   Notary Public State of Texas

AFTER RECORDING RETURN             TO: FRANK S. OSEN
                                   ATTORNEY AT LAW
                                   9454 WILSHIRE BLVD.
                                   SUITE 800
                                   BEVERLY HILLS, CA
                                   90212-2988


                                   RE:  SUMMIT CARE CORP.

                                LEASE AGREEMENT
                                ---------------

    THIS LEASE AGREEMENT entered into this 20 day of October, 1986, by and between LLOYD HOBBS of Dallas, Texas, as LESSOR, and MONUMENT HILL NURSING CENTER, INC., LESLIE J. and DELORES GREIVE, of Flatonia, Texas as LESSEES,

                             W-I-T-N-E-S-S-E-T-H:

    THAT for and in consideration of the covenants herein contained and the rent hereby reserved, the Lessor has hereby let and rented to Lessees, and the Lessees have hired and taken from the Lessor, the following described property, consisting of one, 112-bed nursing home, commonly known as Monument Hill Nursing Center of LaGrange, Texas, located on the premises in LaGrange, Texas, more particularly described in Exhibit "A" attached hereto, including all furniture, fixtures and equipment located therein, more particularly described in Exhibit "B" attached hereto, to have and to hold the same for the period of years and upon the terms and conditions hereinafter stated:

    1. The term of this Lease shall be for the period of fifteen (15) years, commencing Sept 15, 1987 and ending Sept 14, 2002.

    2. The rental shall be as follows: When the 112 bed home is completed, furnished and ready for occupancy, the rental will be 18,174,31 per month, representing one percent (1%) per month of the total cost to Lessor, including construction, land, furnishings, all expenses incurred during construction, legal fees, taxes and insurance, interim interest, etc., incurred before commencement of the Lease.

    The monthly rental will be paid to Lloyd Hobbs at P. O. Box 126, Fort Smith, Arkansas 72902, or to such other place as may be directed in writing, payable monthly in advance for the term of the Lease.

    3. Lessees agree to pay all taxes, general or special, assessed against the land, buildings and personal property. An escrow for taxes is required; therefore, an escrow payment of SIX HUNDRED DOLLARS ($600.00) per month will be deposited with the Lessor for payment of taxes. This escrow payment will be adjusted annually, to cover the taxes as levied against the real and personal property by all taxing authorities, using the previous year as a guide.

    4. The Lessees shall be responsible for and pay for, fire and extended coverage on the building and contents in such amount as shall be reasonably requested by Lessor, being at least, replacement value. The insurance policy shall designate Lessor as a named insured and loss payee. If Lessees fail or neglect to provide this insurance as required, Lessor may obtain same and add the premium cost to the next lease payment due.

    5. In the event of partial destruction of the building and contents (that is, destruction of less than half, in value of the building and contents) by fire or other casualty, then the Lessees shall be entitled to the insurance proceeds and shall be obligated to restore the premises, including furniture, furnishings, fixtures and equipment, to at least as good condition as it was, prior to the destruction. Any insurance proceeds, in the event of loss, will be escrowed with Owner of the building. Owner will pay bills incurred, from insurance proceeds, to repair damages as presented by repair contractors. If repairs cost more than insurance proceeds, Lessee will be obligated to pay the difference from Lessee's own funds. If destruction is 50%, or more, of value, Lessor shall be entitled to the insurance proceeds and shall at it's option, restore the premises as above provided or cancel the Lease. In the event of destruction of 50% or more of value, Lessor shall advise Lessees, within sixty
(60) days following the destruction, of its election in this regard.

    6. In the event of a taking of all or of part of the land and buildings as a result of eminent domain, condemnation or other governmental taking, the consideration paid therefor shall be paid to the Lessor, and from the date of payment of such consideration, the rental amount shall abate and be reduced in proportion to the relation of the amount of the consideration to $1,500,000.00 in value.

    7. Lessees shall, as long as this Lease remains in effect, procure and keep in effect, general public liability insurance against claims for bodily injury or death occurring upon, in or about the demised premises, and on, in or about the adjoining streets and passageways, with limits of not less than $3,000,000.00 any one person or incident. Lessee shall also provide for malpractice insurance. Lessor shall be a named insured on all policies.

    8. Lessees agree that they will at all times, during the term of this Lease or any extension thereof, indemnify, protect, defend and save harmless, the Lessor, against any and all claims, costs, charges, liabilities, or expenses arising from damage or injury, actual or claimed, of whatever kind or character, to property or persons occurring in or about the demised premises, streets, sidewalks, passageways, parking lots, and alleys adjacent thereto, and agree to resist or defend such action or proceedings, and cause the same to be defended at their expense.

    9. The premises shall be used as a licensed nursing home and for no other purpose without the written consent of Lessor. Lessees agree to maintain the entire premises, including buildings, drives, parking area, furniture, furnishings, fixtures, equipment and decoration in good and tenantable repair and condition. Lessees shall, at their expense, repair or replace items as may be necessary to comply with this covenant, and such that the premises shall at all times qualify for and remain, licensed as, at least, an ICF III for 112 bed nursing home under the laws and regulations of the United States and of the State of Texas. A reduction in, or loss of, this or equivalent license rating, in the event license ratings are changed, will be considered a default in this Lease.

    10. Lessees, with the prior written consent of the Lessor, which consent shall not be unreasonably withheld, shall have the right to make such additions, alterations, changes and improvements on the demised premises as Lessees shall deem necessary or desirable; provided that no such addition, alteration, change or improvement shall be made which will weaken the structural strength of the building, diminish its utility or value, and all additions, alterations, changes and improvements shall be made in a workman-like manner in full compliance with all building laws and ordinances applicable thereto, and shall become part thereto upon termination of this Lease. Lessees may erect and maintain such signs upon the premises as they may desire, and as may be permitted by laws or ordinances pertaining thereto, but at their sole expense and responsibility.

    11. Lessees shall keep the demised premises in a clean, safe and sanitary condition, and shall comply with all municipal, county, state and federal laws and regulations governing the conduct of the activities conducted, suffered or permitted by the Lessees on the demised premises and the Lessees shall obtain appropriate permits from all such authorities when required.

    12. Lessees shall have the right to sub-lease any or all of the leased premises, with the prior written consent of Lessor, first obtained, which consent will not be unreasonably withheld, provided that the Lessees will remain liable for the performance of the covenants and obligations of this Lease. If the property is sub-leased, the Lessor will have the right to a reasonable adjustment in the rent.

    13. Lessees, agree to permit Lessor, or it's authorized representative to enter the demised premises at all reasonable times during usual business hours for the purpose of inspecting the same, provided that this shall not be construed to obligate Lessor to notify Lessees of any defect observed therein.

    14. Lessees shall not do or suffer anything to be done whereby the demised premises, or any part thereof, may be encumbered by a mechanic's or similar lien, and in the event such a lien is filed against the demised premises, or any part thereof, purporting to be for or on account of any labor done or material or services furnished in connection with any work in or about the demised premises, Lessees shall discharge the same of record within ten days after the date of such claim, or if Lessees desire to contest the validity or amount of such claim, they may do so provided that they first post security acceptable to Lessor, fully indemnifying Lessor and the premises from any claim, charge, or demand arising from such claim or expenses incurred in connection therewith.

    15. The occurrence of any one or more of the following events shall constitute an "event of default" in the performance of the covenants of the
Lessees:

         a. The Lessees shall fail or neglect to pay the rentals when due, or to pay any other sums of money which they are required by this Lease to pay, and such non-payment shall continue on the tenth day after written notice of the same has been posted to Lessees. In the event of default of this Lease, Lessee's will forfeit any rights, or ownership of contracts and ownership of Certificate of Need at this location, with the State of Texas or the United States Government, to Lessor.

         b. The Lessees shall fail, refuse or neglect to perform or observe any other covenant required of them herein, and such non-performance or non-observance shall continue on the thirtieth (30th) day (unless a later date be stated in the notice) after written notice of the same has been posted to the Lessees.

         c. This Lease, or the premises itself, or any property of the Lessees is levied upon by process of law, and such levy be not completely discharged, or secured to the satisfaction of the Lessor, within fifteen (15) days after service of the process.

         d.  Lessees become involved in financial difficulties as evidenced by
(1) an admission in writing of their inability to pay their debts generally as they become due, (2) becoming petitioner in any voluntary debtor or bankruptcy proceedings, whether asking arrangement, composition, reorganization, liquidation or other relief, suspension or modification of their obligations
(3) becoming a party respondent to any involuntary proceeding the purpose of which is to subject the assets of the Lessees to the control of a court of creditor's committee (4) making am assignment of all or of a substantial part of their property for the benefit of their creditors, or (5) seeking, consenting to or failing to avert the appointment of a receiver or a trustee for all or a substantial part of their property, or of the demised premises, or of their interest in this Lease.

    16. If an event of default occurs, Lessor shall have the option to:

       a. Terminate this Lease by service of written notice of termination, and Lessees' right to the possession of the premises shall cease upon the date stated in such notice, without prejudice to Lessors' right to recover all sums due as of the date possession is surrendered, plus any damage or loss suffered on or prior to such date, including any expenses such as court costs, attorney's fees and similar expenses incurred by Lessor in recovering possession, rent, and/or damages due from Lessees; or

       b. Re-enter and take possession of the premises without further demand or notice, and expel Lessees, or those claiming under it, and remove the effects of both, or either (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to Lessor's further rights under this Lease. In such event, the obligations of the Lessees under this Lease shall continue, but Lessor may from time to time upon such terms and conditions, and for such bona fide rental as they may be able reasonably to negotiate, sub-let the premises for the account of Lessees, and all sums received by Lessor shall be credited to the account of Lessees, less all reasonable expenses actually incurred by Lessor, including, but not limited to brokerage fees, advertising expense, preparation including re-decoration of the premises for sub-letting, legal expenses, cost of performing such of Lessees' obligations as Lessor finds it necessary to perform at it's expense, and all other items necessary and proper to procure suitable tenants for the premises. Lessees shall remain liable to Lessor for any deficiency between the amounts properly credited to Lessees, and the amount due Lessor under this Lease.

       c. If Lessor, after taking possession of the premises pursuant to subparagraph (b) above, is unable to make a bona fide sub-lease with a new tenant for a term which equals or exceeds the balance of the period for which Lessees are then obligated, Lessor shall have the right forthwith to demand and recover from Lessees, the present value of the difference between the amount to be received by Lessor under the new sub-lease, and the amount which would have been payable by Lessees under this Lease for the remainder of the term hereof, plus the expenses of Lessor as defined above.

       d. Notwithstanding any election by Lessor to retake possession pursuant to subparagraph (b) above, Lessor may at any time thereafter, upon written notice to Lessees, terminate this Agreement in all respects, and in such event, Lessees shall have no further liability, obligation or responsibility after the date of such termination.

       e. In order that Lessor may be indulgent when it deems the circumstances warrant without prejudicing it's right under this Lease, Lessees now expressly agree that no indulgence or extension, waiver or forgiveness, variation by practice, nor any neglect or abstention by Lessor in strictly enforcing the covenants of Lessees on any one or more occasions shall ever be deemed a waiver of or estoppel against the right of Lessor to insist upon strict compliance with each and every covenant herein, without any further or special notice or warning the existence of a covenant in this Lease and the provisions of this paragraph, being deemed adequate notice of the rights of the Lessor. No property belonging to the Lessees shall ever be removed from the premises at any time when there exists any default in the payment of any part of the rent due under this Lease, nor after notice of default in the performance of any other covenant or obligation assumed herein by Lessees.

   17. Lessees agree to execute any instrument reasonably required by Lessor reflecting attornment to their prior interest which may be required by Lessor in connection with mortgaging their interest in the demised premises, and/or refunding or re-financing in the future of any mortgage which Lessor may place upon the premises.

   18. Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided for therein, forfeiture, or otherwise, Lessees shall surrender immediately, possession of the demised premises and all buildings and improvements then on the same to Lessor in good and tenantable repair, reasonable wear and tear and damage from fire or other casualty or peril excepted. If possession be not immediately surrendered Lessor, with or without process of Law, may forthwith re-enter said premises and repossess the same, and expel and remove therefrom, using such force as may be necessary, all persons and property, without being deemed guilty of any unlawful act and without prejudice to any other legal remedy available to Lessor.

    19.  Lessor has the right to assign all or any part of this Lease.

    20. It is the intention of the parties that this is to be a net, net, net Lease.

    21. At the time of execution of this Lease, Lessees agree to assign an undivided one-half interest in the Certificate of Need, issued to ____________________________________________________ , dated
_______________________________ , to the Lessor as part of the consideration for leasing. Lessees agree that if a default on this Lease occurs, resulting in foreclosure or assignment, Lessees remaining interest in the Certificate of Need will be assigned to Lessor immediately and forthwith.

    22. This Lease shall be construed and interpreted in accordance with the laws of the State of Texas.

    23. Any notice or demand required or permitted by law or by any of the provisions of this Lease shall be in writing. All notices or demands by Lessor to or upon Lessees shall be deemed to have been properly given when sent by certified mail, addressed to Leslie J. and Delores Greive, Monument Hill Nursing Center, Inc., P.O. Box 509, Flatonia, Texas 78941, or at such other place as Lessees may from time to time, designate in a written notice to Lessor; and to Lessor by Lessees, addressed to Lloyd Hobbs, P.O. Box 126, Fort Smith,
Arkansas 72902, or at such other place as Lessor may from time to time, designate in a written notice to Lessees.

    24. This Lease and all provisions herein shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

    25.  Time is of the essence in this Lease.

    IN WITNESS WHEREOF the parties have caused this instrument to be properly executed the day and year first above written.




                                                  /s/ Lloyd Hobbs
                                             ----------------------------------
                                                  Lloyd Hobbs - Lessor

                                             MONUMENT HILL NURSING CENTER, INC.


                                                  /s/ Leslie J. Greive
                                             ----------------------------------
                                                  Leslie J. Greive, President
                                                            Lessee


ATTEST:


     /s/ Dolores Grieve
----------------------------------
     Dolores Greive - Secretary


                                                  /s/ Leslie J. Greive
                                             ----------------------------------
                                                  Leslie J. Greive


                                                  /s/ Dolores Greive
                                             ----------------------------------
                                                  Dolores Greive

                                ACKNOWLEDGEMENT
                                ---------------


STATE OF ______________

COUNTY OF _________________


    On this the ________ day of ___________________ , 1986, before me the undersigned officer, personally appeared Lloyd Hobbs, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

    In Witness Whereof I hereunto set my hand and official seal.


                                   ________________________________________
                                                     Notary Public


My Commission Expires:

________________________________


STATE OF TEXAS

COUNTY OF FAYETTE


    On this, the 17th day of October, 1986, before me the undersigned officer, personally appeared Leslie J. Greive, who acknowledged himself to be the President of Monument Hill Nursing Center, Inc., a corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President

    In Witness Whereof, I hereunto set my hand and official seal.


                                      /s/ Evelyn Pritchard
                                   -----------------------------------
                                             Notary Public


My Commission Expires:
   7-21-88
-----------------------


STATE OF TEXAS

COUNTY OF FAYETTE

    On this the 17th day of October 1986, before me the undersigned officer, personally appeared Leslie J. Greive and Delores Greive, known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same for the purposes therein contained.

    In Witness Whereof I hereunto set my hand and official seal.


                                         /s/ Evelyn Pritchard
                                   -----------------------------------
                                             Notary Public

My Commission Expires:
     7-21-88
----------------------

                                                               Page 1 of 2 pages

                                   EXHIBIT A


All that certain tract or parcel of land containing 3.398 acres situated in the David Berry League, A-15, in Fayette County, Texas, and being a part of that tract described as 38.362 acres in a deed from Bill D. Nolen, et ux, to Oak Manor Inc., dated February 25, 1986, and recorded in Volume 713, Page 594, of the Deed Records of Fayette Counnty, Texas, said 3.398 acre tract also being more particularly described by metes and bounds as follows:

BEGINNING at an iron set at the intersection of West right-of-way line of U. S. Highway 77 and the North right-of-way line of State Spur Highway 92 for the Southeast corner of the tract herein described, and the Place of Beginning;

THENCE along the North right-of-way line of said Spur 92 with a curve to the left (Curve Data Radius = 1,472.40 feet; Delta = 15(degrees) 10' 24" left: and Chord = North 68(degrees) 10' 14" West, 388.79 feet) an arc distance of 389.93 feet to an iron set for the Southwest corner of the tract herein described;

THENCE North 21(degrees) 24' 00" East, departing said right-of-way line, 241.66 feet to an iron set for the most Westerly Northwest corner of the tract herein described;

THENCE North 69(degrees) 43' 17" East 221.98 feet to an iron set for an angle point in the North line of the tract herein described;

THENCE South 70(degrees) 16' 00" East, 120.00 feet to an iron set for an angle point in the North line of the tract herein described;

THENCE South 28(degrees) 17' 52" East, 236.69 feet to an iron set in the West right-of-way line of U. S. Highway 77 for the Northeast corner of the tract herein described;

THENCE along said right-of-way line with a curve to the left (Curve Data:
Radius = 518.33 feet; Delta = 07(degrees) 44' 37" left: and Chord = South 29(degrees) 14' 19" West, 70.00 feet) an arc distance of 70.05 feet to an iron set for the P.T. of said curve:

THENCE South 25(degrees) 22' 00" West, 9.80 feet along said West right-of-way line to an iron set for an angle point in same;

THENCE South 26(degrees) 12' 00" West, 72.30 feet along said West right-of-way line to an iron set for another angle point;

THENCE South 55(degrees) 12' 00" West, 110.00 feet along said right-of-way line to the Place of Beginning and containing 3.398 acres of land.

SUBJECT TO an undivided 1/2 royalty (being equal to not less than an undivided 1/16) of all the oil, gas and other minerals as fully described in that deed from Robert E. Lucey, Roman Catholic Archbishop of San Antonio, to Frisch Aufi Inc., dated February 25, 1965, recorded in Volume 369, Pages 468-474, Deed Records of Fayette County, Texas.

                                                               Page 2 of 2 pages

SUBJECT TO that general utility easement reserved to Frisch Aufi Inc. in its deed to Richard G. Cernosek, dated January 31, 1969, recorded in Volume 407, Page 170, Deed Records of Fayette County, Texas.

SUBJECT TO building restrictions as shown in deed from Frisch Aufi Inc. to Richard G. Cernosek, dated January 31, 1969, recorded in Volume 407, Page 170, Deed Records of Fayette County, Texas.

SUBJECT TO that reservation unto Bill D. Nolen D.O., et ux, of an undivided one-half (1/2) of the oil, gas and minerals, and an undivided one-half (1/2) of the royalties payable thereon, as more fully set forth in that deed from Bill D. Nolen, D.O., et ux, to Oak Manor, Inc., dated February 25, 1986 as recorded in Volume 713, Page 594, of the Deed Records of Fayette County, Texas.

                               OPTION AGREEMENT
                               ----------------

     For and in consideration of the sum of Ten Dollars cash in hand paid, receipt of which is hereby acknowledged, and for other good on valuable considerations, LLOYD HOBBS, of Dallas, Texas, hereinafter called "Grantor", does hereby give and grant unto Monument Hill Nursing Center, Inc, or Leslie and Dolores Greive of Flatonia, Texas, an option to purchase the following described real estate, together with all improvements now or hereafter constructed upon the same, and including all personal property shown upon Exhibit "D" attached hereto, and in addition, any renewals, substitutions replacements or additions thereto, which, may be on the premises and belonging to Grantor at the time of the exercise of this Option, To-Wit:

     Legal description attached hereto as Exhibit "A".

All upon the following terms and conditions:

    1. This Option may be exercised by Grantees at the end of the 120 month period after the 112 bed nursing home is complete and occupied and 120 monthly rental payments have been made of /8/74.31 each, conditioned upon the Grantees, their successors or assigns being in possession of the home at the time of exercise, and upon the express condition and understanding that the Grantees herein have fully performed all of the terms and conditions contained in a certain Lease Agreement dated the 20th day of October, 1986, to be kept and performed by the Lessees therein and more particularly, are current in the payment of all sums due under the terms of said Lease Agreement. If at any time, the above Lease shall be terminated, this Option will immediately become null and void. This Option may be exercised by, means of Grantees giving Written notice by certified mail, return receipt requested, of such election to Lloyd Hobbs, at P. O. Box 126, Fort Smith, Arkansas 72902, or such other place as may be directed in writing, accompanied by $10,000.00 earnest money deposit. The earnest money deposit will be applied on the purchase price if purchase is concluded.

     2. The price for the assets to be sold shall be ____________ 1,817,431?, being the same as the original cost to

                                   EXHIBIT 2

Lloyd Hobbs. The purchase price is payable in cash unless a financing arrangement is worked out at the time of purchase with Seller.

    The purchase price herein stated shall include the personal property consisting of furniture, furnishings, fixtures and equipment located on said premises as of the date of execution of this Agreement, and such as may thereafter be placed upon the premises by way of substitution for or addition to such furniture, furnishings, fixtures and equipment, less any furniture and equipment removed or replaced during the Lease term by Lessor or Lessee.

    3. Upon receipt of notice of intent to exercise this Option, Grantor shall promptly furnish to Grantees, a Warranty Deed, subject only to recorded easements, rights-of-way, mineral interests and etc. Recorded easements and restrictions shall not be deemed to impair title.

    4. Closing shall be at a time and place mutually agreeable. In the absence of agreement, Grantor may obligate Grantees to perform by giving written notice that he is ready, willing and able to execute the Deed and Bill of Sale. Grantees shall have ten (10) business days to execute the instruments required to consummate this transaction, and to pay the purchase price. Grantees shall designate some place in Austin or Flatonia, Texas at which they will appear prepared to perform, and Grantor shall have ten (10) business days after receipt of such demand in which to execute and deliver the documents required by this Option. If Grantor fails, neglects or refuses to perform, Grantees shall have the right to seek specific performance of this Option.

    5. This Option may not be assigned by Grantees without the written consent of the Grantor.

    6. Notices required or permitted by this Option may be given to Grantor by certified mail, return receipt requested, addressed to Lloyd Hobbs at P. O. Box 126, Fort Smith, Arkansas 72902 and to Grantees by certified mail, return receipt requested to Leslie and Dolores Greive, Monument Hill Nursing Center, Inc., P. O. Box 509, Flatonia, Texas 78941. Either party may change the person

                               VOL. 906 PAGE 646

to whom or the place to which notice is to be given by written request.

    7. This Agreement shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.


                                        /s/ Lloyd Hobbs
                                   ----------------------------------
                                        Lloyd Hobbs - Grantor

                                   MONUMENT HILL NURSING CENTER, INC.

                                        /s/ Leslie J. Greive
                                   ----------------------------------
                                        Leslie J. Greive - President
                                             Grantee



ATTEST:

     /s/ Dolores Greive
--------------------------------
     Dolores Greive - Secretary


                                        /s/ Leslie J. Greive
                                   ----------------------------------
                                        Leslie J. Greive


                                        /s/ Dolores Greive
                                   ----------------------------------
                                        Delores Greive

                                  EXHIBIT "A"

Legal Description
LaGrange, Texas

All that certain tract or parcel of land containing 3.398 acres situated in the David Berry League, A-15, in Fayette County, Texas and being a part of that tract described 38.362 acres in a deed from Bill D. Nolen, et ux, to Oak Manor, Inc., dated February 25, 1986, and recorded in Volume 713, Page 594, of the Deed Records of Fayette, county, Texas, said 3.398 acre tract also being more particularly described by metes and bounds as follows:

BEGINNING at an iron set at the intersection of West right-of-way line of U.S.
6. Highway 77 and the North right-of-way line of State Spur Highway 92 for the Southeast corner of the tract herein described, and the Place of Beginning;

THENCE along the North right-of-way line of said Spur 92 with a curve to the left (Curve Data: Radius = 1,472.40 feet: Delta = 15' 10' 24" left, and Chord = North 68' 10' 14" West, 388.79 feet) an arc distance of 309.93 feet to an iron set for the Southwest corner of the tract herein described:

THENCE North 21' 24' 00" East, departing said right-of-way line, 241.66 feet to an iron set for the most Westerly Northwest corner of the tract herein described,

THENCE North 69' 43' 17'; East, 221.98 feet to an iron set for an angle point in the North line of the tract herein described;

THENCE South 70' 16' 00" East, 120.00 feet to an iron set for an angle point in the North line of the tract herein described;

THENCE South 28' 17' 52" East, 236.69 feet to an iron set in the west right-of-way line of U. S. Highway 77 for the Northeast corner of the tract herein described;

THENCE along said right-of-way line with a curve to the left (Curve Data Radius = 518.33. feet(Delta = 07' 44' 37" left, and Chord = South 29' 14' 19" West, 70.00 feet) an arc distance of 70.05 feet to an iron set for the P.T. of said curve;

THENCE South 25' 22' 00" West, 9.80 feet along said West right-of-way line to an iron set for an angle point in same;

THENCE South 26' 12' 00" West, 72.30 feet along said West right-of-way line to an iron set for another angle point;

THENCE South 55' 12' 00" West, 110.00 feet along said right-of-way line to the Place of Beginning and containing 3.398 acres of land.

SUBJECT TO an undivided 1/2 royalty (being equal to not less than an undivided 1/16) of all the oil, gas and other minerals as fully described in that deed from Robert E. Lucey, Roman Catholic Archbishop of San Antonio, to Frisch Aufi Inc., dated February 25, 1965, recorded in Volume 369, Pages 468-474, Deed Records of Fayette County, Texas.

THENCE along said right-of-way line with a curve to the left (Curve Data Radius = 510.33 feet, Delta = 07' 44' 37" left; and Chord = South 29' 14' 19" West,
70.00 feet) an arc distance of 70.05, feet to an iron set for the P.T. of said curve;

THENCE South 25' 22' 00" West, 9.80 feet along said West right-of-way line to an iron set, for an angle point in same;

THENCE South 26' 12' 00" west, 72.30 feet along said West right-of-way line to an iron set for another angle point;

THENCE South 55' 12' West, 110.00 test along said right-of-way line to the Place of Beginning and containing 3.398 acres of land.

SUBJECT TO an undivided 1/2 royalty (being equal to not less than an undivided 1/16) of all the oil, gas and other minerals as fully described in that deed from Robert E. Lucey, Roman Catholic Archbishop of San Antonio, to Frisch Aufi Inc., dated February 25, 1965, recorded in Volume 369, Pages 468-474, Deed Records of Fayette County, Texas.

SUBJECT TO that general utility easement reserved to Frisch Aufi Inc. in its
                                                     -----------
deed to Richard G. Cernosek January 31, 1969, recorded in Volume 407, Page 170, Deed Records of Fayette County, Texas.

SUBJECT TO building restrictions as shown in deed from Frisch Aufi Inc. to Richard G. Cernosek, dated January 31, 1969, recorded in Volume 407, Page 170, Deed Records of Fayette Counnty, Texas.

SUBJECT TO that reservation unto Bill D. Nolen, D.O., et ux, of an undivided one-half (1/2) of the oil, gas and minerals, and an undivided one-half (1/2) of the royalties Payable thereon, as more fully set forth in that deed from Bill D. Nolen, D.O., et ux, to Oak Manor Inc. dated February 25, 1986, as recorded in Volume 713, Pegs 594, of the Deed Records of Fayette County, Texas.

/s/ La Grange

FILED FOR RECORD
  At 1.30 O'clock p.m.                         $49.00 Pd.
The 5th, Day of October, 1994                  Hand To: Botts Title Company
     IRENE PRATKA

_____________________________
Clerk County Court, Fayette County, Texas
 By Susan Cherry    Deputy
    ------------
    SUSAN CHERRY


RECORDED THIS THE 11th DAY OF October A.D., 1994 AT 3:15 O'CLOCK P.M.
IRENE PRATKA, COUNTY CLERK             BY Anne Beran             DEPUTY
                                          ----------------------
                                          ANNE BERAN